# FS Global Credit Opportunities Fund–A
# Fact Sheet

AS OF DECEMBER 31, 2013 (unless otherwise noted)

FS GLOBAL CREDIT OPPORTUNITIES FUND

**FS GLOBAL CREDIT OPPORTUNITIES FUND (the Fund)** is an unlisted, closed-end fund from leading managers of alternative investments, FS Global Advisor, an affiliate of Franklin Square Capital Partners, and GSO Capital Partners, the credit platform of Blackstone.

## Performance highlights

**ANNUALIZED DISTRIBUTION RATE[1]**

(AS OF 3/26/2014)

7.88%

The distributions set forth above were funded in significant part by the reimbursement of certain expenses, including through the waiver of investment advisory fees payable by the Fund, that are subject to repayment to the Company's affiliate.

**TOTAL RETURNS[2]**

| Year-to-date (THROUGH 3/31/2014) | Since inception (12/12/2013) |
|---|---|
| 3.45% | 4.13% |

Past performance is no guarantee of future results.

## Portfolio composition[3]

The tables below show the Fund's current portfolio composition. These percentages may change over time depending on market conditions.

| ASSET TYPE | % OF PORTFOLIO |
|---|---|
| Senior Secured Loans (First and Second Lien) | 80% |
| Senior Secured Bonds | 17% |
| Equity/Other | 3% |

**FUND SECTOR WEIGHTINGS** — % OF PORTFOLIO



| FUND SECTOR WEIGHTINGS | % OF PORTFOLIO |
|---|---|
| Energy | 28% |
| Telecommunication Services | 18% |
| Consumer Services | 15% |
| Media | 13% |
| Utilities | 12% |
| Technology Hardware & Equipment | 11% |
| Real Estate | 3% |

| FLOATING RATE ASSETS | % OF PORTFOLIO |
|---|---|
| | 80% |

| FUND GEOGRAPHIC WEIGHTINGS | % OF PORTFOLIO |
|---|---|
| United States | 82% |
| Europe | 18% |

| TOP FIVE HOLDINGS | % OF PORTFOLIO |
|---|---|
| ERC Ireland Holdings Ltd. | 17.8% |
| Templar Energy LLC | 16.4% |
| Energy Future Intermediate Holding Co. LLC | 12.1% |
| Avaya Inc. | 11.1% |
| Clear Channel Communications, Inc. | 10.4% |

## Portfolio investment objective

Generate an attractive total return with a secondary objective of capital preservation.

## Investment strategy

The Fund invests primarily in global corporate credit, including loans, bonds and other credit instruments that companies use to finance their operations. The Fund uses, among other strategies, an event driven, high conviction approach.

## Key facts

**INCEPTION DATE**
December 12, 2013

**REGISTERED SHARES**
300 million

**PUBLIC OFFERING PRICE[4]**
(AS OF 3/26/2014)
$11.04

**MINIMUM INVESTMENT**
$5,000; $500 minimum additional investment

**DISTRIBUTION REINVESTMENT PRICE**
Net asset value

**LIQUIDITY[5]**
Quarterly tender offers

**DISTRIBUTION FREQUENCY[6]**
Monthly

**TAX REPORTING**
Form 1099

## Investment managers

**INVESTMENT ADVISER**
FS Global Advisor, LLC, an affiliate of Franklin Square Capital Partners

**SUB-ADVISER**
GSO Capital Partners LP, the credit platform of Blackstone

**SPONSOR COMMITMENT**
$41.9 million

An investment in the securities described herein involves a high degree of risk and may be considered speculative. Investors should carefully consider the risks, fees and expenses relating thereto, including the information found in the prospectus, before deciding to invest in such securities.

1 The annualized distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the regular weekly cash distribution per share as of March 26, 2014 without compounding), divided by the public offering price per share as of March 26, 2014. The annualized distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings; however, even if distributions are not paid from offering proceeds or borrowings, a portion of FS Global Credit Opportunities Fund–A's (the "Company") distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by the Fund from portfolio companies. Any such return of capital will not reduce the amounts available to the Fund for investments. The distributions set forth above were funded in significant part by the reimbursement of certain expenses, including through the waiver of investment advisory fees payable by the Fund, that are subject to repayment to the Company's affiliate, Franklin Square Holdings, L.P. ("Franklin Square Holdings").

2 The Company calculates both net asset value ("NAV") based returns and shareholder returns. The shareholder returns quoted in this fact sheet are different from the NAV-based returns and may be higher or lower. NAV-based returns are calculated using NAV performance and distributions declared for the period, and represent the total return on the Fund's investment portfolio rather than an actual return to shareholders. The shareholder returns are based on the Company's public offering price, less selling commissions and dealer manager fees, and assume the reinvestment of distributions under the Company's distribution reinvestment plan. NAV-based returns are disclosed in the public filings of the Fund. Total return is the compounded percentage return an investor received for the highlighted period taking into account all cash distributions during such period. The calculation assumes that the investor purchased shares at the Company's net public offering price as of the beginning of such period and reinvested all cash distributions pursuant to the Company's distribution reinvestment plan. Valuation as of the end of the applicable period is based on the NAV per share of the Company's common shares, which reflects the method utilized by the Company in calculating the repurchase price to be paid to holders of its common shares pursuant to its share repurchase program. Total returns are presented on a "net" basis and reflect the management and incentive fees, organization and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors in the Company, but exclude all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. For the period from January 28, 2013 (Inception) to December 31, 2013, the ratio of the Company's net expenses to average net assets was 0.95%. In addition to these direct expenses, the Company indirectly bears its pro rata portion of all expenses incurred by the Fund based on its ownership of common shares of the Fund. For more information regarding the Company's fees and expenses, investors should carefully review the Company's prospectus. The Company's total returns shown may have been rounded.

3 Calculated as a percentage of fair value. Fair value is determined by the Fund's board of trustees. Percentages have been rounded.

4 The Company's common shares are subject to a sales load of up to 8.0% and offering expenses of up to 1.5% of the gross proceeds received in the offering, after the payment of selling commissions and dealer manager fees.

5 The Company intends to repurchase a limited number of shares pursuant to quarterly tender offers. The Company may amend, suspend or terminate its share repurchase program at any time. See the Company's prospectus for more information.

6 The payment of future distributions on the Company's common shares is subject to the discretion of the Company's board of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

# Risk factors

Investments in the Fund will be made indirectly through the Company, which will invest substantially all of the net proceeds from its public offering in common shares of beneficial interest of the Fund. The Fund is a separate non-diversified, closed-end management investment company that will carry out the investment strategies generally described herein. An investment in the Company involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in the common shares of the Company involves; however, investors should carefully consider all of the risks discussed in the Company's prospectus, including the risk factors set forth under the heading entitled "Types of Investments and Related Risks," before deciding to invest in the Company's common shares.

- Unlike most closed-end funds, the Company's common shares will not be listed on any securities exchange and the Company will not seek to complete a liquidity event for at least five years from the date it commences operations. Unlike an investor in most closed-end funds, the Company's common shareholders should not expect to be able to sell their common shares regardless of how the Company performs.
- If a common shareholder is able to sell their common shares, the common shareholder will likely receive less than their purchase price and the current net asset value per common share.
- Although the Company intends to implement a share repurchase program, it may be discontinued at any time and only a limited number of shares will be eligible for repurchase. A common shareholder should consider that they may not have access to the money they invest for an indefinite period of time. An investment in common shares is not suitable for an investor if they need access to the money they invest.
- The Company's distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to common shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
- The Company's and the Fund's distributions may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees payable by the Fund, that are subject to repayment to the Company's and the Fund's affiliate, Franklin Square Holdings. If Franklin Square Holdings does not agree to reimburse certain of the Company's or the Fund's expenses, including through the waiver of certain of its advisory fees payable by the Fund, significant portions of the Company's and the Fund's distributions may come from offering proceeds or borrowings. The repayment of any amounts owed to Franklin Square Holdings will reduce the future distributions to which the Company's shareholders would otherwise be entitled.
- Even if the Fund does eventually list its shares, shares of closed-end funds frequently trade at a discount from net asset value and this creates a risk of loss for investors who purchase shares at the offering price. This risk is separate and distinct from the risk that the Company's net asset value will decrease.
- Investors may not receive distributions or distributions may not grow over time. Delays in locating suitable investment opportunities may cause all or a portion of distributions paid to investors to constitute a return of capital to investors for tax purposes.
- Investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.
- Investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen.
- Investments in various types of debt securities and instruments may be secured, unsecured, rated or unrated, are subject to non-payment risk and may be speculative in nature.
- Below investment grade instruments (commonly referred to as "high-yield" securities or "junk bonds") may be particularly susceptible to economic downturns, which could cause losses.
- Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.
- Investments in illiquid and restricted securities may be difficult to dispose of at a fair price and may adversely affect the Fund's business.
- Investments in securities of non-U.S. issuers or borrowers, including those in emerging foreign markets, are subject to risks in addition to those typically associated with investments in United States or developed countries, any of which may adversely affect the operating results of the Fund and the Company.
- The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security.
- Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund.
- By focusing on a limited number of investment opportunities, the number and type of companies and industries in which the Fund invests may be limited, which will expose the Fund and the Company to a greater risk of loss from isolated events.
- The Fund may borrow funds to make investments, which would increase the volatility of its investments and may increase the risks of investing in the securities of the Company.
- Financial market risks, including changes in interest rates, may have a substantial negative impact on the Fund's investments and operating results.
- The Fund and the Company have no operating history and are subject to the business risks and uncertainties associated with any new business.
- The public offering by the Company will be a "best efforts" offering and, if the Company is unable to raise substantial funds, the Fund may be more limited in the issuers and industries in which it invests and returns on investments may be reduced as expenses are spread over a smaller capital base. Accordingly, the Company should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Company only if they can sustain a complete loss of their investment.

Accordingly, an investment in the Company should be considered speculative and entails substantial risks, and a prospective investor should invest in the Company only if he or she can sustain a complete loss of investment.

FS² CAPITAL PARTNERS
MEMBER FINRA/SIPC

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

www.fsgcofund.com

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

FS-FSGCO-INV

CRW 4/7/2014